SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT


                                 -------------

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): April 28, 2003



                       SOUTHERN PERU COPPER CORPORATION
            (Exact name of registrant as specified in its charter)



            Delaware                                1-14066                                13-3849074
(State or other jurisdiction of             (Commission File Number)           (I.R.S. Employer Identification
         incorporation)                                                                      Number)



                           2575 East Camelback Road
                               Phoenix, AZ 85016
         (Address of principal executive offices, including zip code)




      Registrant's telephone number, including area code: (602) 977-6500


                                Not Applicable
         (Former name or former address, if changed since last report)

Item 5.   Other Events

     On April 28, 2003 Southern Peru Copper Corporation (the "Company") issued a press release regarding a debt offering by the Company. The press release is annexed as Exhibit 99.1 to this report and by this reference incorporated herein and made a part hereof.

     On May 16, 2003 the Company issued a press release regarding a debt offering by the Company. The press release is annexed as Exhibit 99.2 to this report and by this reference incorporated herein and made a part hereof.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                 SOUTHERN PERU COPPER CORPORATION
                                ------------------------------------------
                                 (Registrant)


                                  By:  /s/ Hans A. Flury
                                       -----------------------------------
                                  Its: Assistant Secretary




Date:  May 22, 2003











Exhibit Index

     99.1 Press release by Southern Peru Copper Corporation (the "Company") dated April 28, 2003, announcing a debt offering by the Company.

     99.2 Press release by the Company dated May 16, 2003, announcing a debt offering by the Company.